ORGANIZATION AND DESCRIPTION OF THE BUSINESS	6 Months Ended
Jun. 30, 2020
Corporate Information And Statement Of IFRS Compliance [Abstract]
ORGANIZATION AND DESCRIPTION OF THE BUSINESS	ORGANIZATION AND DESCRIPTION OF OUR COMPANY

a)	Brookfield Infrastructure Corporation
Brookfield Infrastructure Corporation and its subsidiaries, own and operate regulated utilities investments in Brazil and the United Kingdom (the “businesses”). Our company was formed as a corporation established under the British Columbia Business Corporation Act on August 30, 2019 and is a subsidiary of Brookfield Infrastructure Partners L.P. (the “partnership”), which we also refer to as the parent company and Brookfield Infrastructure. The partnership, our company and our respective subsidiaries, are referred to collectively as our group. Brookfield Asset Management Inc. (“Brookfield”) is our company’s ultimate parent. The class A exchangeable subordinate voting shares (“exchangeable shares”) of Brookfield Infrastructure Corporation are listed on the New York Stock Exchange and the Toronto Stock Exchange under the symbol “BIPC”. The registered head office of Brookfield Infrastructure Corporation is 250 Vesey Street, New York, NY, United States.

b)	Special Distribution of Brookfield Infrastructure Corporation
On March 31, 2020, the partnership completed a special distribution (the “special distribution”) whereby limited partnership unitholders of Brookfield Infrastructure Partners L.P. as of March 20, 2020 (the “Record Date”) received one exchangeable share for every nine limited partnership units (“units”) held.
Immediately prior to the special distribution, the partnership received exchangeable shares through a distribution by Brookfield Infrastructure L.P. (“Holding LP”), or the Holding LP Distribution, of the exchangeable shares to all the holders of its equity units. As a result of the Holding LP Distribution, (i) Brookfield and its subsidiaries (other than entities within our group) received approximately 13.7 million exchangeable shares and (ii) the partnership received approximately 32.6 million exchangeable shares, which it subsequently distributed to unitholders pursuant to the special distribution. Immediately following the special distribution, (i) holders of units held approximately 70.4% of the issued and outstanding exchangeable shares of our company, (ii) Brookfield and its affiliates held approximately 29.6% of the issued and outstanding exchangeable shares, and (iii) a subsidiary of the partnership owned all of the issued and outstanding class B multiple voting shares, or class B shares, which represent a 75.0% voting interest in our company, and all of the issued and outstanding class C non-voting shares, or class C shares, of our company. The class C shares entitle the partnership to all of the residual value in our company after payment in full of the amount due to holders of exchangeable shares and class B shares.
Holders of exchangeable shares hold an aggregate 25.0% voting interest in our company. Immediately after the special distribution, Brookfield, through its ownership of exchangeable shares, hold an approximate 7.4% voting interest in our company. Holders of exchangeable shares, excluding Brookfield, hold an approximate 17.6% aggregate voting interest in our company. Together, Brookfield and Brookfield Infrastructure hold an approximate 82.4% voting interest in our company.
The following describes the agreements resulting from the special distribution:

i)	Exchangeable shares
At any time, holders of exchangeable shares shall have the right to exchange all or a portion of their exchangeable shares for one unit of the partnership per exchangeable share held or its cash equivalent based on the NYSE closing price of one unit on the date that the request for exchange is received. Due to their exchangeable features, the exchangeable shares are classified as liabilities.
Our board has the right upon sixty (60) days’ prior written notice to holders of exchangeable shares to redeem all of the then outstanding exchangeable shares at any time and for any reason, in its sole discretion and subject to applicable law, including without limitation following the occurrence of certain redemption events.

ii)	Class B shares and class C shares
At any time, holders of class B shares and class C shares will have the right to redeem for cash in an amount equal to the market price of a unit. Due to this cash redemption feature, both class B shares and class C shares are classified as financial liabilities. However, class C shares, the most subordinated class of all common shares, meet certain qualifying criteria and are presented as equity instruments given the narrow scope presentation exceptions existing in IAS 32.

iii)	Credit facilities
Prior to the special distribution, the company entered into two credit agreements with Brookfield Infrastructure, one as borrower and one as lender, each providing for a ten-year revolving $1 billion credit facility to facilitate the movement of cash within our group. Our credit facility will permit our company to borrow up to $1 billion from Brookfield Infrastructure and the other will constitute an operating credit facility that will permit Brookfield Infrastructure to borrow up to $1 billion from our company. Each credit facility will contemplate potential deposit arrangements pursuant to which the lender thereunder would, with the consent of the borrower, deposit funds on a demand basis to such borrower’s account at a reduced rate of interest.
Further details of the credit agreements with Brookfield Infrastructure are described in Note 11, Related Party Transactions.

iv)	Equity Commitment
Prior to the completion of the special distribution, Brookfield Infrastructure provided our company an equity commitment in the amount of $1 billion. The equity commitment may be called by our company in exchange for the issuance of a number of class C shares or preferred shares, as the case may be, to Brookfield Infrastructure, corresponding to the amount of the equity commitment called divided (i) in the case of a subscription for class C shares, by the volume-weighted average of the trading price for one exchangeable share on the principal stock exchange on which our exchangeable shares are listed for the five (5) days immediately preceding the date of the call, and (ii) in the case of a subscription for preferred shares, $25.00. The equity commitment will be reduced permanently by the amount so called.
The rationale for the equity commitment is to provide our company with access to equity capital on an as-needed basis and to maximize our flexibility.

v)	Other arrangements with Brookfield
Wholly-owned subsidiaries of Brookfield will provide management services to our company pursuant to the partnership’s existing master services agreement, or the Master Services Agreement. There will be no change in how the base management fee and incentive distribution fees are calculated, though our company is responsible for reimbursing the partnership for our proportionate share of the total base management fee.
Further details of the Master Services Agreements are described in Note 11, Related Party Transactions.